COTTONWOOD COMMUNITIES, INC.
Share Repurchase Program
Effective as of June 29, 2021
Definitions
Advisor – shall mean CC Advisors III, LLC
Class D shares – shall mean the shares of the Company’s common stock classified as Class D.
Class I shares – shall mean the shares of the Company’s common stock classified as Class I.
Class T shares – shall mean the shares of the Company’s common stock classified as Class T.
Class A shares – shall mean the shares of the Company’s common stock classified as Class A.
Class TX shares – shall mean the shares of the Company’s common stock classified as Class TX.
Company – shall mean Cottonwood Communities, Inc., a Maryland corporation.
Dealer Manager – shall mean Orchard Securities LLC.
NAV – shall mean the net asset value of the Company or a class of its shares, as the context requires, determined in accordance with the Company’s Net Asset Value Calculation and Valuation Guidelines as described in the Company’s prospectus.
Operating Partnership – shall mean Cottonwood Residential O.P., LP.
Operating Partnership units – shall mean limited partnership interests in the Operating Partnership.
Special Limited Partner – shall mean CC Advisors III, LLC
Stockholders – shall mean the holders of Class T, Class D, Class I, Class A or Class TX shares.
Transaction Price – shall mean the repurchase price per share for each class of common stock, which shall be equal to the then-current offering price before applicable selling commissions and dealer manager fees.
Share Repurchase Program
Stockholders may request that the Company repurchase shares of its common stock through their financial professional or directly with the Company’s transfer agent. The procedures relating to the repurchase of shares of the Company’s common stock are as follows:

•Certain broker-dealers require that their clients process repurchases through their broker-dealer, which may impact the time necessary to process such repurchase request, impose more restrictive deadlines than described under this share repurchase program, impact the timing of a Stockholder receiving repurchase proceeds and require different paperwork or process than described in this share repurchase program. Stockholders should contact their broker-dealer first if they want to request the repurchase of their shares.

•Under this share repurchase program, to the extent the Company chooses to repurchase shares in any particular month the repurchase will be effective as of the opening of the first calendar day of the following month (a “Repurchase Date”). To have shares repurchased, a Stockholder’s repurchase request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month. Settlements of share repurchases will generally be made within three business days of the Repurchase Date. Repurchase requests received and processed by the Company’s transfer agent will be effected at a repurchase price equal to the Transaction Price on the applicable Repurchase Date (which will generally be equal to the Company’s most recently disclosed monthly NAV per share), subject to any Early Repurchase Deduction (as defined below).

•A Stockholder may withdraw his or her repurchase request by notifying the transfer agent, directly or through the Stockholder’s financial intermediary, on the toll-free telephone number, (844) 422-2584. The line is open on each business day between the hours of 9:00 a.m. and 6:00 p.m. (Eastern time). Repurchase requests must be cancelled before 4:00 p.m. (Eastern time) on the last business day of the applicable month.

•If a repurchase request is received after 4:00 p.m. (Eastern time) on the second to last business day of the applicable month, the repurchase request will be executed, if at all, on the next month’s Repurchase Date at the Transaction Price applicable to that month (subject to any Early Repurchase Deduction), unless such request is withdrawn prior to repurchase. Repurchase requests received and processed by the Company’s transfer agent on a business day, but after the close of business on that day or on a day that is not a business day, will be deemed received on the next business day. All questions as to the form and validity (including time of receipt) of repurchase requests and notices of withdrawal will be determined by the Company, in its sole discretion, and such determination shall be final and binding.

•Repurchase requests may be made by mail or by contacting the Stockholder’s financial intermediary, both subject to certain conditions described in this share repurchase program. If making a repurchase request by contacting the Stockholder’s financial intermediary, the Stockholder’s financial intermediary may require the Stockholder to provide certain documentation or information. If making a repurchase request by mail to the transfer agent, the Stockholder must complete and sign a repurchase authorization form, which can be found at the end of this share repurchase program and which will also be available on the Company’s website, www.cottonwoodcommunities.com. Written requests should be sent to the transfer agent at the following address:

Cottonwood Communities, Inc.
c/o DST Systems, Inc.
PO Box 219065
Kansas City, MO 64121-9065

Overnight Address:
Cottonwood Communities, Inc.
c/o DST Systems, Inc.
430 W. 7th Street
Kansas City, MO 64105
Corporate investors and other non-individual entities must have an appropriate certification on file authorizing repurchases. A medallion signature guarantee will be required in connection with repurchase requests.
•For processed repurchases, Stockholders may request that repurchase proceeds are to be paid by mailed check provided that the check is mailed to an address on file with the transfer agent for at least 30 days. Stockholders should check with their broker-dealer that such payment may be made via check or wire transfer, as further described below.

•Stockholders may also receive repurchase proceeds via wire transfer, provided that wiring instructions for their brokerage account or designated U.S. bank account are provided. For all repurchases paid via wire transfer, the funds will be wired to the account on file with the transfer agent or, upon instruction, to another financial institution provided that the Stockholder has made the necessary funds transfer arrangements. The customer service representative can provide detailed instructions on establishing funding arrangements and designating a bank or brokerage account on file. Funds will be wired only to U.S. financial institutions (ACH network members).

•A medallion signature guarantee will be required in connection with repurchase requests. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker-dealer, clearing agency, savings association or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program and the New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions that are not participating in any of these medallion programs will not be accepted. A notary public cannot provide signature guarantees. The Company reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any repurchase or transaction request.

•If a Stockholder has made multiple purchases of shares of the Company’s common stock, any repurchase request will be processed on a first in/first out basis unless otherwise requested in the repurchase request.
Minimum Account Repurchases
In the event that any Stockholder fails to maintain the minimum balance of $500 of shares of the Company’s common stock, the Company may repurchase all of the shares held by that Stockholder at the repurchase price in effect on the date the Company determines that such Stockholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Company’s NAV. Minimum account repurchases are subject to the Early Repurchase Deduction.

Sources of Funds for Repurchases
The Company may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds (including from sales of the Company’s common stock or Operating Partnership units to the Special Limited Partner), and the Company has no limits on the amounts it may use to fund repurchases from such sources.

Repurchase Limitations
The Company may repurchase fewer shares than have been requested in any particular month to be repurchased under this share repurchase program, or none at all, in its discretion at any time. In addition, the total amount of aggregate repurchases of Class T, Class D, Class I, Class A and Class TX shares will be limited in any calendar month, to shares whose aggregate value (based on the repurchase price per share on the date of the repurchase) is no more than 2% of the Company’s aggregate NAV as of the last day of the previous calendar month and, in any calendar quarter, to shares whose aggregate value is no more than 5% of the Company’s aggregate NAV as of the last day of the previous calendar quarter.
In the event that the Company determines to repurchase some but not all of the shares submitted for repurchase during any month, shares submitted for repurchase during such month will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted after the start of the next month or quarter, or upon the recommencement of this share repurchase program, as applicable.
In the transitional second quarter of 2021, the Company will allow repurchases in up to the maximum permitted as if the share repurchase program had been effective and open the entire quarter (taking into consideration repurchases under the Company’s prior share repurchase program in the quarter).
If the Transaction Price for the applicable month is not made available by the tenth business day prior to the last business day of the month (or is changed after such date), then no repurchase requests will be accepted for such month and stockholders who wish to have their shares repurchased the following month must resubmit their repurchase requests. The Transaction Price for each month will be available on our website at www.cottonwoodcommunities.com and in prospectus supplements filed with the Securities and Exchange Commission.

Should repurchase requests, in the Company’s judgment, place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company as a whole, or should the Company otherwise determine that investing its liquid assets in real properties or other illiquid investments rather than repurchasing the Company’s shares is in the best interests of the Company as a whole, the Company may choose to repurchase fewer shares in any particular month than have been requested to be repurchased, or none at all. Further, the Company’s board of directors may modify or suspend this share repurchase program if in its reasonable judgment it deems a suspension to be in the best interest of the Company and its Stockholders. Material modifications, including any amendment to the 2% monthly or 5% quarterly limitations on repurchases, to and suspensions of this share repurchase program will be promptly disclosed to Stockholders in a prospectus supplement (or post-effective amendment if required by the Securities Act) or in a Current Report on Form 8-K or in annual or quarterly reports, all publicly filed with the Securities and Exchange Commission. Material modifications will also be disclosed on the Company’s website. In addition, the Company may determine to suspend this share repurchase program due to regulatory changes, changes in law or if the Company becomes aware of undisclosed material information that it believes should be publicly disclosed before shares are repurchased. Once this share repurchase program is suspended, the Company’s board of directors will be required to consider at least quarterly whether the continued suspension of this share repurchase program is in the best interests of the Company and the Stockholders. The Company’s board of directors must affirmatively authorize the recommencement of this program if it is suspended before Stockholder requests will be considered again. Our board of directors cannot terminate this share repurchase program unless shares of our common stock were to list on a national securities exchange or where otherwise required by law.
Shares held by the Advisor acquired as payment of the Advisor’s management fee will not be subject to this share repurchase program, including with respect to any repurchase limits, the Early Repurchase Deduction or the calculation of NAV.

Early Repurchase Deduction
There is no minimum holding period for repurchase of the Class T, Class D and Class I shares and holders of such shares can request that the Company repurchase their shares at any time. Holders of Class A and Class TX shares must hold their shares at least one year before they are eligible to be repurchased. Repurchases will be made at the Transaction Price in effect on the Repurchase Date, with the following exceptions (collectively, the “Early Repurchase Deduction”): (i) Class T, Class D and Class I shares that have not been outstanding for at least one year will be repurchased at 95.0% of the Transaction Price, (ii) Class A and Class TX shares that have been outstanding for at least five years and less than six years will be repurchased at 95.0% of the Transaction Price, (iii) Class A and Class TX shares that have been outstanding for at least three years and less than five years will be repurchased at 90.0% of the Transaction Price and (iii) Class A and Class TX shares that have been outstanding for at least one year and less than three years will be repurchased at 85.0% of the Transaction Price. For purposes of the Early Repurchase Deduction, the holding period is measured as of the subscription closing date immediately following the prospective repurchase date provided that the subscription closing date for holders of Class A shares who acquired their shares pursuant to a merger transaction will be the date the holder acquired the corresponding share that was exchanged in the merger transaction. Additionally, the holding period for stockholders who received shares of our common stock in exchange for their Operating Partnership units is measured as of the date the exchange occurred and they received shares of our common stock. The Early Repurchase Deduction will also generally apply to minimum account repurchases. The Early Repurchase Deduction will not apply to shares acquired through the Company’s distribution reinvestment plan or issued pursuant to a stock dividend.
In connection with repurchases resulting from death or qualifying disability, the Company may, from time to time, waive the Early Repurchase Deduction with respect to the Class T, Class D and Class I shares that have been outstanding for less than a year and the Class A and Class TX shares that have been outstanding for at least two years, and reduce the Early Repurchase Deduction for Class A and Class TX shares that have been outstanding for less than two years such that the shares are repurchased at 95% of the Transaction Price. In addition, the Company may, from time to time, waive the Early Repurchase Deduction with respect to all classes of shares in the event that a Stockholder’s shares are repurchased because such Stockholder has failed to maintain the $500 minimum account balance.

As set forth above, the Company may waive or reduce the Early Repurchase Deduction in respect of the repurchase of shares resulting from the death of a Stockholder who is a natural person, subject to the conditions and limitations described above, including shares held by such Stockholder through a revocable grantor trust or an IRA or other retirement or profit-sharing plan, after receiving written notice from the estate of the Stockholder, the recipient of the shares through bequest or inheritance, or, in the case of a revocable grantor trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust. The Company must receive the written repurchase request within 12 months after the death of the Stockholder in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death of a Stockholder. Such a written request must be accompanied by a certified copy of the official death certificate of the Stockholder. If spouses are joint registered holders of shares, the request to repurchase the shares may be made if either of the registered holders dies. If the Stockholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right of repurchase upon death does not apply.
Furthermore, as set forth above, the Company may waive or reduce the Early Repurchase Deduction in respect of the repurchase of shares held by a Stockholder who is a natural person who is deemed to have a qualifying disability (as such term is defined in Section 72(m)(7) of the Code), subject to the conditions and limitations described above, including shares held by such Stockholder through a revocable grantor trust, or an IRA or other retirement or profit-sharing plan, after receiving written notice from such Stockholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the Stockholder became a Stockholder. The Company must receive the written repurchase request within 12 months of the initial determination of the Stockholder’s disability in order for the Stockholder to rely on any of the waivers described above that may be granted in the event of the disability of a Stockholder. If spouses are joint registered holders of shares, the request to repurchase the shares may be made if either of the registered holders acquires a qualifying disability. If the Stockholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right of repurchase upon disability does not apply.

Items of Note

•Stockholders will not receive interest on amounts represented by uncashed repurchase checks;

•Under applicable anti-money laundering regulations and other federal regulations, repurchase requests may be suspended, restricted or canceled and the proceeds may be withheld;

•IRS regulations require the Company to determine and disclose on Form 1099-B the adjusted cost basis for shares of the Company’s stock sold or repurchased. Although there are several available methods for determining the adjusted cost basis, unless a Stockholder elects otherwise, which such Stockholder may do by contacting the Company’s transfer agent at the toll free telephonic number at (844) 422-2584, the Company will utilize the first-in-first-out method; and

•All shares of the Company’s common stock requested to be repurchased must be beneficially owned by the Stockholder of record making the request or his or her estate, heir or beneficiary, or the party requesting the repurchase must be authorized to do so by the Stockholder of record of the shares or his or her estate, heir or beneficiary, and such shares of common stock must be fully transferable and not subject to any liens or encumbrances. In certain cases, the Company may ask the requesting party to provide evidence satisfactory to the Company that the shares requested for repurchase are not subject to any liens or encumbrances. If the Company determines that a lien exists against the shares, the Company will not be obligated to repurchase any shares subject to the lien.

Frequent Trading and Other Policies
In general, Stockholders may request that the Company repurchase their shares of common stock once every 30 days. However, the Company prohibits frequent trading. The Company defines frequent trading as follows:
•any Stockholder who requests that the Company repurchase its shares of common stock within 30 calendar days of the purchase of such shares;
•transactions deemed harmful or excessive by the Company (including, but not limited to, patterns of purchases and repurchases), in the Company’s sole discretion; and
•transactions initiated by financial professionals, among multiple stockholder accounts, that in the aggregate are deemed harmful or excessive.
The following are excluded when determining whether transactions are excessive:
•purchases and requests for repurchase of the Company’s shares in the amount of $2,500 or less;
•purchases or repurchases initiated by the Company; and
•transactions subject to the trading policy of an intermediary that the Company deems materially similar to its policy.
At the Dealer Manager’s discretion, upon the first violation of the policy in a calendar year, purchase and repurchase privileges may be suspended for 90 days. Upon a second violation in a calendar year, purchase and repurchase privileges may be suspended for 180 days. On the next business day following the end of the 90 or 180 day suspension, any transaction restrictions placed on a Stockholder may be removed.
Liability
The Company shall not be liable for any act done in good faith or for any good faith omission to act. The Company and its transfer agent will not be responsible for the authenticity of mail or phone instructions or losses, if any, resulting from unauthorized Stockholder transactions if they reasonably believe that such instructions were genuine. The Company’s transfer agent has established reasonable procedures to confirm that instructions are genuine including requiring the Stockholder to provide certain specific identifying information on file and sending written confirmation to Stockholders of record. Failure by the Stockholder or its agent to notify the Company’s transfer agent in a timely manner, but in no event more than 60 days from receipt of such confirmation, that the instructions were not properly acted upon or any other discrepancy will relieve the Company, the Company’s transfer agent and the financial professional of any liability with respect to the discrepancy.
Governing Law
This share repurchase program shall be governed by the laws of the State of Maryland.